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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                       Date of report: February 13, 1997
                       (Date of earliest event reported)


                 FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.,
                        A CALIFORNIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)




         CALIFORNIA                 COMMISSION FILE:            95-4200409
(State or other jurisdiction            0-18266             (I.R.S. Employer
    of incorporation or                                    identification No.)
      organization)


                      10900 WILSHIRE BOULEVARD, 15TH FLOOR
                         LOS ANGELES, CALIFORNIA 90024
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)




                                 (310) 824-9990
                (Registrant's phone number, including area code)




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              ITEM 5.         OTHER EVENTS

                      On or about February 6, 1997, Everest Cable Investors,
              LLC disseminated a letter stating its interest in acquiring up to 3,522 units of limited partnership interests in Falcon Classic Cable Income Properties, L.P. (the "Registrant") for a price of $300 per unit, less certain transaction costs. This offer was made without the consent or involvement of the Registrant's General Partner. The General Partner has considered this offer, concluded that it is inadequate and, accordingly, recommended that limited partners not accept the offer. Pursuant to Rule 14e-2 promulgated under the Securities Exchange Act of 1934, as amended, this recommendation and the General Partner's bases therefor were conveyed to limited partners in a letter dated February 13, 1997 which is filed as an exhibit hereto and incorporated herein by this reference.

              ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA
                             FINANCIAL INFORMATION AND EXHIBITS

              (c)     Exhibits

                      5.1     Letter to Limited Partners dated February 13,
                              1997.


                                    * * * *




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
                                    a California limited partnership

                                    By:  Falcon Classic Cable Investors, L.P.
                                         General Partner

                                    By:  Falcon Holding Group, L.P.
                                         General Partner

                                    By:  Falcon Holding Group, Inc.
                                         General Partner


Date: February 13, 1997.            By:  /s/ Michael K. Menerey
                                         --------------------------------------
                                             Michael K. Menerey
                                             Chief Financial Officer
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
                                                                 Sequentially
                                                                   Numbered
       Exhibit                     Description                       Page
       -------                  -----------------                ------------
         5.1                    Letter to Limited                      5
                                Partners dated
                                February 13, 1997





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